Exhibit 10.1

SEVENTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Seventh Amendment to Loan and Security Agreement is entered into as of July 17, 2018 (the “Amendment”), by and between EAST WEST BANK (“Bank”) and IDENTIV, INC. (“Parent”) and 3VR Security, Inc. (“Target”). Parent and Target are each referred to herein as a “Borrower” and collectively as the “Borrowers”.

RECITALS

Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of February 8, 2017, as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of March 27, 2017, that certain Second Amendment to Loan and Security Agreement dated as of December 19, 2017, that certain Third Amendment to Loan and Security Agreement dated as of January 30, 2018, that certain Fourth Amendment to Loan and Security Agreement dated as of February 5, 2018, that certain Fifth Amendment to Loan and Security Agreement dated as of March 6, 2018 and that certain Sixth Amendment to Loan and Security Agreement dated as of April 14, 2018 (collectively, the “Loan Agreement”).  The parties desire to amend the Loan Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.Bank hereby consents to the subleasing of Target’s leased location at 814 Mission Street, San Francisco, California, which shall constitute a “Permitted Investment” under the Loan Agreement, subject Bank’s receipt of the fully executed sublease agreement and the limited guaranty of sublease executed by the parent entity of the sublessee.

2.The following is added as a new clause (j) to the end of the definition of “Permitted Indebtedness” set forth in Section 1.1 of the Agreement:

(j) Indebtedness consisting of the Contingent Obligations of Parent with respect to a Guaranty of Lease entered into by Parent in favor of Bulletin Building Owner, LLC, the landlord of Target’s leased property at 814 Mission Street, San Francisco, California.

3.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

4.Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

5.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.  Notwithstanding the foregoing, Borrowers shall deliver all original signed documents requested by Bank no later than five (5) Business Days following the date of execution.

6.As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)this Amendment, duly executed by Borrowers;

(b)payment of all Bank Expenses incurred through the date of this Amendment; and

(c)such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

IDENTIV, INC.

By:	/s/ Sandra Wallach

Name:	Sandra Wallach

Title:	CFO

3VR SECURITY, INC.

By:	/s/ Sandra Wallach

Name:	Sandra Wallach

Title:	CFO

EAST WEST BANK

By:	/s/ Kelvin Chan

Name:	Kelvin Chan

Title:	Managing Director